UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

          Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported) May 12, 2005
                                                             -----------------



                                 ROUNDY'S, INC.
                  ----------------------------------------------------
                 (Exact name of registrant as specified in its charter)


      Wisconsin                  002-94984                      39-0854535
 ---------------------       -------------------           ---------------------
  (State or other           (Commission File Number)       (IRS Employer
   Jurisdiction of                                          Identification No.)
   Incorporation)


               875 E. Wisconsin Avenue, Milwaukee, Wisconsin 53202
         -----------------------------------------------------------------------
                   (Address of principal executive offices) (Zip Code)


         Registrant's telephone number, including area code (414) 231-5000
                                                            --------------

                                 Not Applicable
                             ----------------------
           (Former name or former address, if changed since last report)



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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        -- Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
        -- Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
        -- Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
        -- Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition
---------------------------------------------------------------

On May 12, 2005, Roundy's, Inc. issued a press release (Exhibit 99.1 attached hereto) announcing financial results for the three-month period ended April 2, 2005. This information, including the exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly identified therein as being incorporated therein by reference.

EBITDA (as defined in the press release) is not a financial measure under generally accepted accounting principles ("GAAP") and should not be considered in isolation from, or as an alternative to, cash flow from operating activities, net income or any other GAAP measure as an indicator of the Company's operating performance or liquidity. EBITDA as presented therein may not be comparable to similarly-titled measures reported by other companies. The Company's management believes the presentation of this measure provides useful information to investors and others for a number of reasons. The Company uses EBITDA as one of many measures to evaluate the operating performance and liquidity of the business as well as for compensation purposes. In addition, EBITDA is used in the calculation of certain of the Company's credit ratios under its senior credit facility, compliance with which is essential to continued credit availability under that facility. EBITDA is also used to calculate certain ratios under the indenture to the Company's senior subordinated notes. Lastly, the Company believes that EBITDA is also used by many investors, securities analysts, lenders and others as a performance or liquidity measure to make informed investment or credit decisions.

Item 8.01         Other Events
------------------------------

On May 12, 2005, the Company issued a press release announcing its financial results for the thirteen weeks ended April 2, 2005 and the approval by the Company's board of directors on May 11, 2005 of a dividend payment by Roundy's, Inc. to its parent company, Roundy's Acquisition Corp., in an amount not to exceed approximately $84 million. Payment of such dividend is subject to certain conditions as described in the press release. The press release is filed as Exhibit 99.1 to this Report and incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits
---------------------------------------------------

(a)      None
(b)      None
(c) Exhibit 99.1 Press Release issued on May 12, 2005 announcing financial results for the three-month period ended April 2, 2005.

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           ROUNDY'S, INC.
                                           ---------------
                                           (Registrant)



Date:    May 13, 2005                      BY:/s/DARREN W. KARST
         ------------                      ----------------------
                                           Darren W. Karst
                                           Executive Vice President
                                           and Chief Financial Officer



                                           Exhibit Index
                                           -------------


99.1     First Quarter Earnings Press Release